Note 22 - Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

22.  Subsequent Events

On March 12, 2014, the Company and Rothschild Inc. (“Rothschild”) entered into an amendment to the engagement letter dated as of August 8, 2012 (the “Engagement Letter”) between Rothschild and the Company, pursuant to which the engagement of Rothschild was terminated and the Company agreed to pay Rothschild $970,967.14 in full satisfaction of any and all amounts due or alleged to be due under the Engagement Letter by reason of the Special Dividend, the Second Special Dividend, any other corporate transaction publicly announced prior to March 12, 2014 or any amount that might have otherwise become due by reason of the Company’s obligation to pay Rothschild a success fee in connection with certain transactions that may be consummated during a specified period following a termination. Under the Engagement Letter, approximately $850,000 of the fee was recognized in 2013 as a result of the special cash dividend and the balance of approximately $120,000 will be an expense incurred in the first quarter of 2014. The Company had previously paid Rothschild a total of $629,032.26, exclusive of reimbursed expenses, pursuant to the Engagement Letter. Rothschild had been serving as the Company’s financial advisor in connection with the strategic process. Strategic alternative expenses incurred for the years ended December 31, 2013, 2012 and 2011 were $3,637,123, $1,013,043, and $29,383, respectively.